Centex Home Equity Loan Trust, Series 2003-B

Banc of America Securities, LLC

Bond Class:  A-IO

				First Accrual
Settle Date	Call %	Run To	Description	Date	Next Pay Date	Actual Delay	Issue Balance
6/26/2003	20	Maturity	Agg IO	6/1/2003	7/25/2003	24	235,000,000.00

						Accrued	Days of Accrued
Balance	Principal Type	Initial Coupon	Interest Type	Index Type	Margin	Interest	Interest
235,000,000.00	Notional	4.5755	Fixed	None	0	746,701.39	25.00

	60 CPR	61 CPR	62 CPR	69 CPR	70 CPR	71 CPR
Yield @ Px = 5.19764	3.2500	3.2500	3.2296	0.7549	0.0916	-0.7215
Prin Window (Months)	36	36	36	36	36	36

	Group I A-IO		Group II A-IO		Class A-IO
	Component	Group II A-IO	Component	Group II A-IO	Aggregate
	Notional	Component	Notional	Component	Notional
Period	Balance	Coupon	Balance	Coupon	Balance
1	102,000,000	5.00%	133,000,000	4.25%	235,000,000	Note:
2	95,000,000	5.00%	124,000,000	4.25%	219,000,000	- The cleanup call will not occur until the IO is gone
3	89,000,000	5.00%	117,000,000	4.25%	206,000,000
4	83,000,000	5.00%	110,000,000	4.25%	193,000,000
5	78,000,000	5.00%	106,000,000	4.25%	184,000,000
6	72,000,000	5.00%	99,000,000	4.25%	171,000,000
7	68,000,000	5.00%	93,000,000	4.25%	161,000,000
8	63,000,000	5.00%	87,000,000	4.25%	150,000,000
9	59,000,000	5.00%	82,000,000	4.25%	141,000,000
10	55,000,000	5.00%	77,000,000	4.25%	132,000,000
11	51,000,000	5.00%	74,000,000	4.25%	125,000,000
12	48,000,000	5.00%	69,000,000	4.25%	117,000,000
13	45,000,000	5.00%	64,000,000	4.25%	109,000,000
14	42,000,000	5.00%	60,000,000	4.25%	102,000,000
15	39,000,000	5.00%	56,000,000	4.25%	95,000,000
16	36,000,000	5.00%	53,000,000	4.25%	89,000,000
17	34,000,000	5.00%	49,000,000	4.25%	83,000,000
18	32,000,000	5.00%	46,000,000	4.25%	78,000,000
19	30,000,000	5.00%	43,000,000	4.25%	73,000,000
20	28,000,000	5.00%	40,000,000	4.25%	68,000,000
21	26,000,000	5.00%	38,000,000	4.25%	64,000,000
22	24,000,000	5.00%	38,000,000	4.25%	62,000,000
23	22,000,000	5.00%	38,000,000	4.25%	60,000,000
24	21,000,000	5.00%	38,000,000	4.25%	59,000,000
25	20,000,000	5.00%	38,000,000	4.25%	58,000,000
26	18,000,000	5.00%	38,000,000	4.25%	56,000,000
27	17,000,000	5.00%	38,000,000	4.25%	55,000,000
28	16,000,000	5.00%	38,000,000	4.25%	54,000,000
29	15,000,000	5.00%	37,000,000	4.25%	52,000,000
30	14,000,000	5.00%	34,000,000	4.25%	48,000,000
31	13,000,000	5.00%	32,000,000	4.25%	45,000,000
32	12,000,000	5.00%	30,000,000	4.25%	42,000,000
33	11,000,000	5.00%	30,000,000	4.25%	41,000,000
34	10,000,000	5.00%	28,000,000	4.25%	38,000,000
35	10,000,000	5.00%	27,000,000	4.25%	37,000,000
36	9,000,000	5.00%	26,000,000	4.25%	35,000,000
37	-	0.00%	-	0.00%	-

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actual sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for its accuracy of this material and has not authorized the dissemination of this material.  The underwriter is acting as underwriter and not acting as agent for the issue in connection with the proposed transaction.